Exhibit 99.1

Everbridge Announces Strong Third Quarter 2021 Financial Results

Revenue exceeded quarterly guidance range, growing 36% from prior year
Profitability metrics also above guidance ranges
Raises revenue and profitability guidance for full year

Burlington, Mass – November 9, 2021 – Everbridge, Inc. (NASDAQ: EVBG), the global leader in critical event management (CEM) and national Public Warning solutions, today announced its financial results for the third quarter ended September 30, 2021.

“We exceeded our guidance ranges for revenue and profitability in the third quarter, with continued demand for our Critical Event Management Suite and Public Warning solutions,” said David Meredith, Chief Executive Officer of Everbridge.  “Demand for our broad and deep capabilities continues to drive large deals with key wins across our entire product portfolio in multiple continents. As we further extend our leadership position in the market, we are again raising our guidance for revenue and profitability for the year.”

Third Quarter 2021 Financial Highlights

•	Total revenue was $96.7 million, an increase of 36% compared to $71.3 million for the third quarter of 2020.
•	GAAP operating loss was $(19.1) million, compared to $(17.7) million for the third quarter of 2020.
•	Non-GAAP operating income was $2.2 million, compared to non-GAAP operating income of $2.8 million for the third quarter of 2020.
•

GAAP net loss was $(28.7) million, compared to $(24.2) million for the third quarter of 2020. GAAP net loss per share was $(0.75), based on 38.4 million basic and diluted weighted average common shares outstanding, compared to $(0.70) for the third quarter of 2020, based on 34.7 million basic and diluted weighted average common shares outstanding.

•

Non-GAAP net income was $2.1 million, compared to non-GAAP net income of $2.8 million in the third quarter of 2020. Non-GAAP diluted net income per share was $0.05, based on 45.5 million diluted weighted average common shares outstanding, compared to non-GAAP diluted net income per share of $0.08 for the third quarter of 2020, based on 35.9 million diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $4.9 million, compared to $5.1 million in the third quarter of 2020.
•	Cash flow from operations was an outflow of $(2.7) million, compared to an outflow of $(0.5) million for the third quarter of 2020.
•	Free cash flow was an outflow of $(7.5) million, compared to an outflow of $(4.1) million for the third quarter of 2020.

Recent Business Highlights

•	Ended the third quarter with 6,010 global enterprise customers, up from 5,467 at the end of the third quarter of 2020.
•	Selected to power the nationwide public alert system for Spain and keep the country’s more than 120 million residents and visitors safe and informed in case of an emergency.
•

Awarded contract to provide countrywide Public Warning system in The Netherlands, enabling the Dutch government to distribute critical communications via various channels on a nation-wide basis, protecting millions of residents and annual tourists.

•

Announced global industry leaders Siemens, Takeda, dentsu international and Finastra are latest multi-national businesses to achieve the Best in Enterprise Resilience™ designation based on their performance among peer companies in meeting the formalized standards to becoming Critical Event Management (CEM) Certified™.

•

Launched its ‘Unlocking Resilience’ global leadership podcast series, featuring iconic actor, author, producer, director, philanthropist and now space traveler, William Shatner, as its inaugural guest discussing the confluence of leadership, technology and resilience at both the personal and organizational level.

•

Partnered with Deloitte’s EMEA Cybersphere Center (ECC), the firm’s center of excellence for cyber operations for the EMEA region, to help global organizations manage and unify their security response to both digital and physical critical events leveraging Everbridge CEM solutions.

•

Confirmed the country of Australia went live with the Everbridge Public Warning platform nationwide, representing the official launch of the Australian government’s next-generation national population alerting system.

•

Provided Mass Notification solutions to the New York City Housing Authority (NYCHA), the largest public housing authority in North America, helping to communicate critical information to 550,000 residents and 14,000 city employees.

•

Introduced next generation of its CareConverge and HipaaBridge solutions to improve the secure clinical collaboration for leading healthcare systems including NYC Health + Hospitals, Mount Auburn Hospital, Cone Health, and Doctors Hospital at Renaissance, and enabling staff to deliver faster emergency room response times, better patient outcomes and improved cost-efficiencies.

Financial Outlook

Based on information available as of today, Everbridge is issuing guidance for the fourth quarter and full year 2021 as indicated below.

	Fourth Quarter 2021			Full Year 2021
Revenue	$102.0	to	$102.2	$367.6	to	$367.8
Revenue growth	35%		35%	36%		36%
GAAP net loss	$(51.2)		$(50.8)	$(135.5)		$(135.1)
GAAP net loss per share	$(1.32)		$(1.31)	$(3.58)		$(3.56)
Non-GAAP net income (loss)	$(7.8)		$(7.4)	$3.7		$4.1
Non-GAAP net income (loss) per share	$(0.20)		$(0.19)	$0.09		$0.10
Adjusted EBITDA	$(1.8)		$(1.4)	$8.8		$9.2

(All figures in millions, except per share data)

Conference Call Information

What:	Everbridge Third Quarter 2021 Financial Results Conference Call
When:	Tuesday, November 9, 2021
Time:	4:30 p.m. ET
Live Call:	(833) 685-0904, domestic
(412) 317-5740, international
Replay:	(877) 344-7529, passcode 10160632, domestic
(412) 317-0088, passcode 10160632, international
Webcast (live & replay):	https://edge.media-server.com/mmc/p/gjtunsvu

About Everbridge, Inc.

Everbridge, Inc. (NASDAQ: EVBG) is a global software company that provides enterprise software applications that automate and accelerate organizations’ operational response to critical events in order to Keep People Safe and Organizations Running™. During public safety threats such as active shooter situations, terrorist attacks or severe weather conditions, as well as critical business events including IT outages, cyber-attacks or other incidents such as product recalls or supply-chain interruptions, over 6,000  global customers rely on the company’s Critical Event Management Platform to quickly and reliably aggregate and assess threat data, locate people at risk and responders able to assist, automate the execution of pre-defined communications processes through the secure delivery to over 100 different communication devices, and track progress on executing response plans. Everbridge serves 8 of the 10 largest U.S. cities, 9 of the 10 largest U.S.-based investment banks, 47 of the 50 busiest North American airports, 9 of the 10 largest global consulting firms, 8 of the 10 largest global automakers, 9 of the 10 largest U.S.-based health care providers, and 7 of the 10 largest technology companies in the world. Everbridge is based in Boston with additional offices in 25 cities around the globe. For more information, visit www.everbridge.com, read the company blog, and follow on Twitter and Facebook.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP operating expenses, non-GAAP operating income/(loss), non-GAAP net income/(loss), non-GAAP net income/(loss) per share, adjusted EBITDA, and free cash flow.

Non-GAAP operating income/(loss) excludes stock-based compensation, change in fair value of contingent consideration and amortization of acquired intangible assets. Non-GAAP net income/(loss) excludes stock-based compensation, change in fair value of contingent consideration, amortization of acquired intangible assets, accretion of interest on convertible senior notes, loss on extinguishment of convertible notes and capped call modification and the tax impact of such adjustments. The tax impact was considered immaterial for fiscal year 2020 and quarters within fiscal year 2020; however, the prior period tax impact presentation has been recast to align with our 2021 reporting presentation. Adjusted EBITDA represents net income/(loss) before interest income and interest expense, income tax expense and benefit, depreciation and amortization expense, loss on extinguishment of convertible notes and capped call modification, change in fair value of contingent consideration and stock-based compensation expense. Free cash flow is cash flow from operations, less cash used for capital expenditures and additions to capitalized software development costs.

We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Everbridge's financial condition and results of operations. We use these non-GAAP measures for financial, operational and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures provide useful information regarding past financial performance and future prospects, and permit us to more thoroughly analyze key financial metrics used to make operational decisions. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.

Cautionary Language Concerning Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our critical communications and enterprise safety applications and our overall business, our market opportunity, our expectations regarding sales of our products, our goal to maintain market leadership and extend the markets in which we compete for customers, and our expected financial results for the fourth quarter of 2021 and the full fiscal year 2021. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: the ability of our products and services to perform as intended and meet our customers’ expectations; our ability to attract new customers and retain and increase sales to existing customers; our ability to increase sales of our Mass Notification application and/or ability to increase sales of our other applications; our ability to successfully integrate businesses and assets that we have acquired or may acquire in the future; the impact of the global COVID-19 pandemic on our operations and those of our customers and suppliers; developments in the market for targeted and contextually relevant critical communications or the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to attract, integrate and retain qualified personnel; our ability to maintain successful relationships with our channel partners and technology partners; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of personally identifiable information; our ability to protect our intellectual property rights, and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 26, 2021. The forward-looking statements included in this press release represent our views as of the date of this press release. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

All Everbridge products are trademarks of Everbridge, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30,	December 31,
	2021	2020
Current assets:
Cash and cash equivalents	$546,522	$467,171
Restricted cash	4,666	4,667
Accounts receivable, net	86,211	94,376
Prepaid expenses	12,520	11,774
Deferred costs and other current assets	27,448	20,464
Total current assets	677,367	598,452
Property and equipment, net	10,772	7,774
Capitalized software development costs, net	19,144	16,329
Goodwill	403,626	187,411
Intangible assets, net	204,612	113,762
Restricted cash	3,778	3,792
Prepaid expenses	1,561	1,943
Deferred costs and other assets	36,621	31,481
Total assets	$1,357,481	$960,944
Current liabilities:
Accounts payable	$7,634	$9,698
Accrued payroll and employee related liabilities	28,368	27,674
Accrued expenses	11,866	7,246
Deferred revenue	202,800	165,389
Contingent consideration liabilities	—	10,619
Other current liabilities	11,120	15,602
Total current liabilities	261,788	236,228
Long-term liabilities:
Deferred revenue, noncurrent	11,271	4,738
Convertible senior notes	656,183	441,514
Deferred tax liabilities	12,531	10,065
Other long-term liabilities	16,926	16,094
Total liabilities	958,699	708,639
Stockholders' equity:
Common stock	39	35
Additional paid-in capital	777,998	542,776
Accumulated deficit	(377,604)	(293,316)
Accumulated other comprehensive income (loss)	(1,651)	2,810
Total stockholders' equity	398,782	252,305
Total liabilities and stockholders' equity	$1,357,481	$960,944

Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Revenue	$96,746	$71,256	$265,605	$195,533
Cost of revenue	30,310	20,885	83,255	61,197
Gross profit	66,436	50,371	182,350	134,336
	68.67%	70.69%	68.65%	68.70%
Operating expenses:
Sales and marketing	42,426	31,395	118,436	89,724
Research and development	23,197	16,948	61,527	46,057
General and administrative	19,904	19,766	67,130	52,476
Total operating expenses	85,527	68,109	247,093	188,257
Operating loss	(19,091)	(17,738)	(64,743)	(53,921)
Other expense, net:
Interest and investment income	83	107	316	1,915
Interest expense	(9,792)	(6,062)	(26,007)	(17,982)
Loss on extinguishment of convertible notes and capped call modification	—	(44)	(2,925)	(44)
Other expense, net	(623)	(195)	(1,274)	(710)
Total other expense, net	(10,332)	(6,194)	(29,890)	(16,821)
Loss before income taxes	(29,423)	(23,932)	(94,633)	(70,742)
Benefit from (provision for) income taxes	745	(273)	10,345	1,932
Net loss	$(28,678)	$(24,205)	$(84,288)	$(68,810)
Net loss per share attributable to common stockholders:
Basic	$(0.75)	$(0.70)	$(2.24)	$(2.00)
Diluted	$(0.75)	$(0.70)	$(2.24)	$(2.00)
Weighted-average common shares outstanding:
Basic	38,407,313	34,738,572	37,610,147	34,406,665
Diluted	38,407,313	34,738,572	37,610,147	34,406,665
Other comprehensive income (loss):
Foreign currency translation adjustment	(3,095)	3,455	(4,461)	(722)
Total comprehensive loss	$(31,773)	$(20,750)	$(88,749)	$(69,532)

Stock-based compensation expense included in the above:
(in thousands)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Cost of revenue	$1,260	$842	$3,078	$2,153
Sales and marketing	5,747	4,395	15,068	11,920
Research and development	3,106	2,571	7,696	6,743
General and administrative	7,328	5,543	19,789	14,123
Total stock-based compensation	$17,441	$13,351	$45,631	$34,939

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Cash flows from operating activities:
Net loss	$(28,678)	$(24,205)	$(84,288)	$(68,810)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	14,226	8,140	38,080	22,116
Amortization of deferred costs	3,214	3,417	10,398	9,152
Deferred income taxes	(1,454)	704	(11,232)	(2,310)
Accretion of interest on convertible senior notes	9,649	5,578	25,470	16,527
Loss on extinguishment of convertible notes and capped call modification	—	44	2,925	44
Provision for credit losses and sales reserve	774	55	2,679	1,442
Change in fair value of contingent consideration obligation	(7,103)	1,500	(7,046)	1,500
Payment of contingent consideration in excess of acquisition date fair value	(2,653)	—	(2,653)	—
Stock-based compensation	17,441	13,351	45,631	34,939
Other non-cash adjustments	102	(81)	13	(81)
Changes in operating assets and liabilities:
Accounts receivable	(3,292)	(11,270)	16,020	(7,929)
Prepaid expenses	1,015	(1,487)	93	(4,752)
Deferred costs	(3,280)	(5,057)	(11,387)	(12,000)
Other assets	(5,675)	181	(6,525)	(3,248)
Accounts payable	(3,475)	122	(3,535)	2,286
Accrued payroll and employee related liabilities	1,508	4,299	(3,812)	3,965
Accrued expenses	1,865	592	2,836	(1)
Deferred revenue	3,924	3,829	3,744	1,107
Other liabilities	(798)	(239)	(5,430)	2,457
Net cash provided by (used in) operating activities	(2,690)	(527)	11,981	(3,596)
Cash flows from investing activities:
Capital expenditures	(2,042)	(947)	(4,170)	(2,122)
Payments for acquisition of business, net of acquired cash	(2,013)	(10,492)	(199,679)	(54,757)
Additions to capitalized software development costs	(2,797)	(2,623)	(8,879)	(7,296)
Net cash used in investing activities	(6,852)	(14,062)	(212,728)	(64,175)
Cash flows from financing activities:
Proceeds from issuance of convertible notes	—	—	375,000	—
Payments of debt issuance costs	(249)	—	(10,640)	(131)
Purchase of convertible notes capped call hedge	—	—	(35,100)	—
Repurchase of convertible notes	—	—	(58,641)	—
Proceeds from termination of convertible notes capped call hedge	—	—	10,650	—
Payment of contingent consideration	(2,540)	—	(2,540)	—
Restricted stock units withheld to settle employee tax withholding liability	(3,556)	(3,342)	(6,399)	(4,269)
Proceeds from employee stock purchase plan	2,136	1,679	4,587	3,389
Proceeds from stock option exercises	784	2,179	2,947	6,764
Net cash provided by (used in) financing activities	(3,425)	516	279,864	5,753
Effect of exchange rates on cash, cash equivalents and restricted cash	(369)	8	219	(411)
Net increase (decrease) in cash, cash equivalents and restricted cash	(13,336)	(14,065)	79,336	(62,429)
Cash, cash equivalents and restricted cash—beginning of period	568,302	491,298	475,630	539,662
Cash, cash equivalents and restricted cash—end of period	$554,966	$477,233	$554,966	$477,233

Reconciliation of GAAP measures to non-GAAP measures

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Cost of revenue	$30,310	$20,885	$83,255	$61,197
Amortization of acquired intangibles	(3,191)	(1,354)	(8,773)	(3,022)
Stock-based compensation	(1,260)	(842)	(3,078)	(2,153)
Non-GAAP cost of revenue	$25,859	$18,689	$71,404	$56,022

Gross profit	$66,436	$50,371	$182,350	$134,336
Amortization of acquired intangibles	3,191	1,354	8,773	3,022
Stock-based compensation	1,260	842	3,078	2,153
Non-GAAP gross profit	$70,887	$52,567	$194,201	$139,511
Non-GAAP gross margin	73.3%	73.8%	73.1%	71.3%

Sales and marketing	$42,426	$31,395	$118,436	$89,724
Stock-based compensation	(5,747)	(4,395)	(15,068)	(11,920)
Non-GAAP sales and marketing	$36,679	$27,000	$103,368	$77,804

Research and development	$23,197	$16,948	$61,527	$46,057
Stock-based compensation	(3,106)	(2,571)	(7,696)	(6,743)
Non-GAAP research and development	$20,091	$14,377	$53,831	$39,314

General and administrative	$19,904	$19,766	$67,130	$52,476
Amortization of acquired intangibles	(7,798)	(4,296)	(20,051)	(11,501)
Change in fair value of contingent consideration	7,103	(1,500)	7,046	(1,500)
Stock-based compensation	(7,328)	(5,543)	(19,789)	(14,123)
Non-GAAP general and administrative	$11,881	$8,427	$34,336	$25,352

Total operating expenses	$85,527	$68,109	$247,093	$188,257
Amortization of acquired intangibles	(7,798)	(4,296)	(20,051)	(11,501)
Change in fair value of contingent consideration	7,103	(1,500)	7,046	(1,500)
Stock-based compensation	(16,181)	(12,509)	(42,553)	(32,786)
Non-GAAP operating expenses	$68,651	$49,804	$191,535	$142,470

Operating loss	$(19,091)	$(17,738)	$(64,743)	$(53,921)
Amortization of acquired intangibles	10,989	5,650	28,824	14,523
Change in fair value of contingent consideration	(7,103)	1,500	(7,046)	1,500
Stock-based compensation	17,441	13,351	45,631	34,939
Non-GAAP operating income (loss)	$2,236	$2,763	$2,666	$(2,959)

Net loss	$(28,678)	$(24,205)	$(84,288)	$(68,810)
Amortization of acquired intangibles	10,989	5,650	28,824	14,523
Change in fair value of contingent consideration	(7,103)	1,500	(7,046)	1,500
Stock-based compensation	17,441	13,351	45,631	34,939
Accretion of interest on convertible senior notes	9,649	5,578	25,470	16,527
Loss on extinguishment of convertible notes and capped call modification	—	44	2,925	44
Income tax adjustments	(185)	878	70	(227)
Non-GAAP net income (loss)	$2,113	$2,796	$11,586	$(1,504)

Non-GAAP net income (loss) per share:
Basic	$0.06	$0.08	$0.31	$(0.04)
Diluted	$0.05	$0.08	$0.26	$(0.04)
Weighted-average common shares outstanding:
Basic	38,407,313	34,738,572	37,610,147	34,406,665
Diluted	45,548,246	35,939,847	44,726,800	34,406,665

Reconciliation of GAAP measures to non-GAAP measures (Continued)

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Net loss	$(28,678)	$(24,205)	$(84,288)	$(68,810)
Interest and investment expense, net	9,709	5,955	25,691	16,067
(Benefit from) provision for income taxes	(745)	273	(10,345)	(1,932)
Depreciation and amortization	14,226	8,140	38,080	22,116
EBITDA	(5,488)	(9,837)	(30,862)	(32,559)
Loss on extinguishment of convertible notes and capped call modification	—	44	2,925	44
Change in fair value of contingent consideration	(7,103)	1,500	(7,046)	1,500
Stock-based compensation	17,441	13,351	45,631	34,939
Adjusted EBITDA	$4,850	$5,058	$10,648	$3,924

Net cash provided by (used in) operating activities	$(2,690)	$(527)	$11,981	$(3,596)
Capital expenditures	(2,042)	(947)	(4,170)	(2,122)
Capitalized software development costs	(2,797)	(2,623)	(8,879)	(7,296)
Free cash flow	$(7,529)	$(4,097)	$(1,068)	$(13,014)

Remaining Performance Obligations as of September 30, 2021

(in millions)

	Remaining Performance Obligations	Remaining Performance Obligations Next Twelve Months
Subscription and other contracts	$423	$256
Professional services contracts	11	10

Financial Outlook

(in millions, except share and per share data)

	Three Months Ended		Year Ended
	December 31, 2021		December 31, 2021
	Low End	High End	Low End	High End
Net loss	$(51.2)	$(50.8)	$(135.5)	$(135.1)
Amortization of acquired intangibles	12.5	12.5	41.3	41.3
Change in fair value of contingent consideration	—	—	(7.0)	(7.0)
Accretion of interest on convertible senior notes	10.0	10.0	35.5	35.5
Loss on extinguishment of convertible notes and capped call modification	—	—	2.9	2.9
Stock-based compensation	20.9	20.9	66.5	66.5
Non-GAAP net income (loss)	$(7.8)	$(7.4)	$3.7	$4.1

Weighted average common shares outstanding:
Basic	38,800,000	38,800,000	37,900,000	37,900,000
Diluted	38,800,000	38,800,000	39,500,000	39,500,000

Net loss per share	$(1.32)	$(1.31)	$(3.58)	$(3.56)
Non-GAAP net income (loss) per share	$(0.20)	$(0.19)	$0.09	$0.10

Net loss	$(51.2)	$(50.8)	$(135.5)	$(135.1)
Interest expense, net	10.1	10.1	35.8	35.8
Income taxes, net	2.0	2.0	(8.4)	(8.4)
Depreciation and amortization	16.4	16.4	54.5	54.5
EBITDA	(22.7)	(22.3)	(53.6)	(53.2)
Change in fair value of contingent consideration	—	—	(7.0)	(7.0)
Loss on extinguishment of convertible notes and capped call modification	—	—	2.9	2.9
Stock-based compensation	20.9	20.9	66.5	66.5
Adjusted EBITDA	$(1.8)	$(1.4)	$8.8	$9.2

Contacts

Investors:

Garo Toomajanian

ICR for Everbridge
ir@everbridge.com

818-230-9712

Media:

Jeff Young

Media Relations
jeff.young@everbridge.com

781-859-4116

Source: Everbridge, Inc.